INCOME TAXES	12 Months Ended
Sep. 30, 2011
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
5.	INCOME TAXES

The Company accounts for income taxes under the liability method. Deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance to reduce the Company’s deferred tax assets to their estimated realizable value.

Reconciliations of the provision (benefit) for income taxes to the amount compiled by applying the statutory federal income tax rate to profit (loss) before income taxes is as follows for each of the years ended September 30:

	2011	2010
Federal income tax (benefit) at statutory rates	(34)%	(34)%
Stock-based compensation	0%	0%
Nondeductible interest expense	14%	5%
Extinguishment of debt	6%	5%
Change in valuation allowance	31%	30%
State tax benefit	(8)%	(6)%

Temporary differences between the financial statement carrying amounts and bases of assets and liabilities that give rise to significant portions of deferred taxes relate to the following at September 30, 2011 and 2010:

	2011	2010
Deferred income tax assets:
Net operating loss carryforward	$10,821,500	$10,451,700
Deferred interest, consulting and compensation liabilities	2,400,500	1,776,800
Amortization	(7,100)	(34,400)
Deferred income tax assets – other	3,600	15,000
	13,218,500	12,209,100
Deferred income tax liabilities—other	-	-
Deferred income tax asset—net before valuation allowance	13,218,500	12,209,100
Valuation allowance	(13,218,500)	(12,209,100)
Deferred income tax asset—net	$-	$-

Current and non-current deferred taxes have been recorded on a net basis in the accompanying balance sheet. As of September 30, 2011, the Company has net operating loss carryforwards of approximately $25.6 million. The net operating loss carryforwards expire by 2030. Utilization of net operating losses and capital loss carryforwards may be subject to the limitations imposed by Section 382 of the Internal Revenue Code. The Company has placed a valuation allowance against the deferred tax assets in excess of deferred tax liabilities due to the uncertainty surrounding the realization of such excess tax assets. Management periodically evaluates the recoverability of the deferred tax assets and the level of the valuation allowance. At such time as it is determined that it is more likely than not that the deferred tax assets are realizable, the valuation allowance will be reduced accordingly.